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                                                                      Exhibit 21
                                 SUBSIDIARIES OF

                          LEASE INVESTMENT FLIGHT TRUST


Name                                                                            Jurisdiction
----                                                                            ------------

A320 Aircraft Leasing X Corp.                                                   Delaware
A320 Aircraft Leasing IX Corp.                                                  Delaware
B737 Owner Limited                                                              Cayman Islands
MD82 Aircraft Leasing I Corporation                                             Delaware
MD82 Aircraft Leasing II Corporation                                            Delaware
MD82 Aircraft Leasing III Corporation                                           Delaware
MD82 Aircraft Owner F Limited                                                   Cayman Islands
MD82 Aircraft Owner G Limited                                                   Cayman Islands
Sinope Limited                                                                  Cayman Islands
LIFT CEA China, LLC                                                             Delaware
LIFT SP Spain, LLC                                                              Delaware
LIFT Canada, LLC                                                                Delaware
LIFT GF UK, LLC                                                                 Delaware
LIFT Turkey, LLC                                                                Delaware
LIFT Georgia, LLC                                                               Delaware
LIFT Portugal, LLC                                                              Delaware
LIFT RS Brazil, LLC                                                             Delaware
LIFT EJ UK, LLC                                                                 Delaware
LIFT VG Brazil, LLC                                                             Delaware
LIFT Indonesia, LLC                                                             Delaware
LIFT Arizona, LLC                                                               Delaware
LIFT Missouri, LLC                                                              Delaware
LIFT Italy, LLC                                                                 Delaware
LIFT IB Spain, LLC                                                              Delaware
LIFT A2K UK, LLC                                                                Delaware
LIFT Ireland Leasing Limited                                                    Ireland
LIFT Indonesia Leasing, S.A.R.L.                                                France
Zibal Aircraft Leasing LLC                                                      Delaware
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